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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                   May 2, 2007

                               ROGERS CORPORATION
               (Exact name of Registrant as specified in Charter)

          Massachusetts               1-4347                 06-0513860
  (State or Other Jurisdiction      (Commission           (I.R.S. Employer
        of Incorporation)           File Number)         Identification No.)

       One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188
              (Address of Principal Executive Offices and Zip Code)

                                 (860) 774-9605
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))


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Item 2.02    Results of Operations and Financial Condition.

In a Press Release dated May 2, 2007, the Registrant announced its first quarter 2007 results. The Registrant's Press Release is furnished herewith as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 7.01    Regulation FD Disclosure

On May 2, 2007, in its earning release for the first quarter 2007, the Registrant also provided earnings guidance for the second quarter of 2007. A copy of the Press Release is furnished herewith as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits

Exhibit No.                      Description
-----------                      -----------

99.1 Press release, dated May 2, 2007, issued by Rogers Corporation (furnished herewith pursuant to Items 2.02 and 7.01)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ROGERS CORPORATION


                                       By:  /s/ Dennis M. Loughran
                                          ------------------------------
                                           Dennis M. Loughran
                                           Vice President, Finance and
                                            Chief Financial Officer

Date: May 2, 2007